Share-Based Awards Plan	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Awards Plan

18.    SHARE-BASED AWARDS PLAN

Baidu, Inc.

Incentive compensation plans

In December 2008, the Company adopted a share incentive plan (the “2008 Plan”), which provides for the granting of share incentives, including incentive share option (“ISO”), restricted shares and any other form of award pursuant to the 2008 Plan, to members of the board, employees and consultants of the Company. However, the Company may grant ISOs only to its employees. The Company has reserved 3,428,777 ordinary shares for issuance under the 2008 Plan, which will expire in the year 2018. The vesting schedule, time and condition to exercise options will be determined by the compensation committee. The term of the options may not exceed ten years from the date of the grant, except that five years is the maximum term of an ISO granted to an employee who holds more than 10% of the voting power of the Company’s share capital.

Under the 2008 Plan, share options are subject to vesting schedules varying from two years to four years, the exercise price of an option may be amended or adjusted at the discretion of the compensation committee, the determination of which would be final, binding and conclusive. To the extent not prohibited by applicable laws or exchange rules, a downward adjustment of the exercise prices would be effective without the approval of the Company’s shareholders or the approval of the affected grantees. If the Company grants an ISO to an employee who, at the time of that grant, owns shares representing more than 10% of the voting power of all classes of the Company’s share capital, the exercise price cannot be less than 110% of the fair market value of the Company’s ordinary shares on the date of that grant.

Starting from February 15, 2006, the Company granted restricted Class A ordinary shares of the Company (“Restricted Shares”). Terms for the Restricted Shares are the same as share options except that Restricted Shares do not require exercise and have a two to four years vesting term.

Share options

The following table summarizes the option activity for the year ended December 31, 2014:

	Number of shares	Weighted average exercise price (US$)	Weighted average remaining contractual life (Years)	Aggregate intrinsic value (US$ in thousands)
Share options
Outstanding, December 31, 2013	232,572	1,042.90	8.62	171,156
Granted	19,477	1,916.10
Exercised	(30,819)	942.10
Forfeited/Cancelled	(22,838)	1,071.40
Outstanding, December 31, 2014	198,392	1,141.00	7.83	225,915
Vested and expected to vest at December 31, 2014	171,597	1,139.30	7.80	195,684
Exercisable at December 31, 2014	66,993	1,003.30	7.14	85,509

The aggregate intrinsic value in the table above represents the difference between the Company’s closing stock price on the last trading day in 2014 and the exercise price.

Total intrinsic value of options exercised for the years ended December 31, 2012, 2013 and 2014 was RMB200.91 million, RMB114.21 million and RMB224.80 million (US$36.23 million), respectively. The total fair value of options vested during the years ended December 31, 2012, 2013 and 2014 was RMB53.56 million, RMB123.44 million and RMB149.22 million (US$24.05 million), respectively.

As of December 31, 2014, there was RMB273.44 million (US$44.07 million) unrecognized share-based compensation cost related to share options. That deferred cost is expected to be recognized over a weighted-average vesting period of 2.35 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

The fair value of each option award was estimated on the date of grant using the Black-Scholes-Merton valuation model. The volatility assumption was estimated based on implied volatility and historical volatility of the Company’s share price applying the guidance provided by ASC 718. The Company begins to estimate the volatility assumption solely based on its historical information since year 2009. Assumptions of the expected term were based on the vesting and contractual terms and employee demographics. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

The following table presents the assumptions used to estimate the fair values of the share options granted in the years presented:

	2012	2013	2014
Risk-free interest rate	0.35%~0.43%	0.40%~1.35%	1.52%~1.77%
Dividend yield	—	—	—
Expected volatility range	43.60%~44.72%	42.33%~44.17%	40.96%~41.59%
Weighted average expected volatility	43.75%	43.33%	41.36%
Expected life (in years)	2.67~3.08	3.08~4.57	4.57

In addition, the Company recognizes share-based compensation expense net of an estimated forfeiture rate and therefore only recognizes compensation cost for those shares expected to vest over the service period of the award. The estimation of the forfeiture rate is primarily based on historical experience of employee turnover. To the extent the Company revises this estimate in the future, the share-based payments could be materially impacted in the year of revision, as well as in the following years.

The exercise price of options granted during the years 2012, 2013 and 2014 equaled the market price of the ordinary shares on the grant date. The weighted-average grant-date fair value of options granted during the years 2012, 2013, and 2014 was US$323.00, US$419.80, and US$755.00, respectively.

Restricted shares

Restricted shares activity for the year ended December 31, 2014 was as follows:

	Number of shares	Weighted average grant date fair value (US$)
Restricted shares
Unvested, December 31, 2013	146,510	1,151.40
Granted	152,852	1,815.60
Vested	(45,161)	1,157.70
Forfeited	(34,797)	1,346.10
Unvested, December 31, 2014	219,404	1,582.60

The total fair value of the restricted shares vested during the years ended December 31, 2012, 2013 and 2014 was RMB128.70 million, RMB247.24 million, RMB324.41 million (US$52.28 million), respectively. The weighted-average grant-date fair value of the restricted shares granted during the years 2012, 2013, and 2014 was US$1,152.10, US$1,137.00, and US$1,815.60, respectively.

As of December 31, 2014, there was RMB1.35 billion (US$217.84 million) unrecognized share-based compensation cost related to restricted shares. That deferred cost will be recognized over a weighted-average vesting period of 3.02 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

Subsidiaries – Qunar Cayman Islands Limited

In November 2007, shareholders of Qunar Cayman Islands Limited (“Qunar”) approved the 2007 Share Incentive Plan (the “2007 Plan”), which is administered by Qunar’s Board of Directors (“Qunar’s BOD”) or any of its committees. Under the 2007 Plan, Qunar’s BOD may grant options to its employees, directors and consultants to purchase Qunar’s ordinary shares. The aggregate number of shares under the 2007 Plan was increased to 26,060,000 shares on December 29, 2011 with Qunar BOD’s approval. On August 10, 2012, Qunar BOD’s approved that starting from January 1, 2013, the number of shares available for issuance under the 2007 Plan would increase annually by 1.5% of the total outstanding ordinary and redeemable ordinary shares as of January 1 of that respective calendar year. On September 22, 2013, Qunar’s BOD approved an increase in the number of shares available for issuance under the 2007 Plan by 6,066,896 shares. These options granted have a contractual term of ten years and generally vest over a four year period, with 25% of the awards vesting one year after the date of grant and 1/16 of the remaining grants vesting on a quarterly basis thereafter.

Under the 2007 Plan, Qunar granted 4,765,068, 10,988,106 and 9,993,411 share options to its employees during the years ended December 31, 2012, 2013 and 2014, respectively. Included in the grants, nil, 1,671,867 and 7,929,555 shares options granted during the years ended December 31, 2012, 2013 and 2014, respectively, have performance condition on their exercisability.

On January 13, 2013, Qunar’s BOD approved a business unit incentive plan (the “BU incentive plan”), which is governed under the aforementioned 2007 Plan. Under the BU incentive plan, Qunar’s BOD may grant options to its employees of specific business units to purchase an aggregate of no more than 10,800,000 Class B ordinary shares of Qunar. On November 25, 2014, Qunar’s BOD approved an extension of the BU incentive plan to cover employees of additional business units. The total number of Class B ordinary shares of Qunar to be issued under the BU incentive plan was increased to 18,000,000. The options will be granted at an exercise price of US$0.01 if the business units meet their respective certain long-term performance conditions. Upon grant, the options have a vesting term of three months. There have been no grants under the BU incentive plan up to December 31, 2014. Qunar also concluded that there was no service inception preceding the grant date as there has been no authorization from Qunar’s BOD based on its accounting policies up to December 31, 2014.

The following table summarizes Qunar’s option activity for the year ended December 31, 2014:

	Number of shares	Weighted average exercise price (US$)	Weighted average remaining contractual life (Years)	Aggregate intrinsic value (US$ in thousands)
Qunar’s share options
Outstanding, December 31, 2013	25,192,696	1.40	7.39	184,355
Granted	9,993,411	0.01
Exercised	(8,907,408)	0.27
Forfeited/Cancelled	(1,115,256)	0.02
Outstanding, December 31, 2014	25,163,443	1.30	7.89	201,417
Vested and expected to vest at December 31, 2014	21,880,749	1.43	7.75	176,072
Exercisable at December 31, 2014	9,685,685	1.72	6.62	75,118

The aggregate intrinsic value in the table above represents the difference between the fair value of Qunar’s ordinary share as at the balance sheet date and the exercise price. Total intrinsic value of options exercised for the three years ended December 31, 2012, 2013 and 2014 was RMB31.11 million, RMB88.92 million and RMB508.52 million (US$82.02 million), respectively. The total fair value of the options vested during the years ended December 31, 2012, 2013 and 2014 were RMB23.78 million, RMB88.87 million and RMB220.80 million (US$35.61 million), respectively.

As of December 31, 2014, there were RMB448.16 million (US$72.28 million) of unrecognized share-based compensation costs, net of estimated forfeitures, related to equity awards that are expected to be recognized over a weighted-average vesting period of 2.71 years. Total unrecognized compensation costs may be adjusted for future changes in estimated forfeitures.

The fair value of each option award was estimated on the grant date using the Black-Scholes-Merton option-pricing model, with the assistance from an independent third-party appraiser. Qunar is ultimately responsible for the determination of all amounts related to share-based compensation recorded in the financial statements. The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve in effect at the time of grant for a term consistent with the expected term of the awards. The expected term of stock options granted is developed giving consideration to the vesting period and contractual term. Qunar did not expect to declare any dividends on its ordinary shares on the respective grant dates. Expected volatility is estimated based on the historical volatility ordinary shares of several comparable companies in the same industry.

The following table presents the assumptions used to estimate the fair values of the share options granted in the years presented:

	2012	2013	2014
Risk-free interest rate	1.70%~2.28%	1.91%~2.71%	1.91%~2.07%
Dividend yield	—	—	—
Expected volatility range	48.03%~49.84%	46.68%~47.66%	45.78%~46.58%
Expected life (in years)	10	10	6.11

The total weighted average grant-date fair value of the equity awards granted during the years ended December 31, 2012, 2013 and 2014 were RMB12.54, RMB16.59 and RMB58.59 (US$9.45) per option, respectively.

The total compensation cost recognized by Qunar was RMB27.21 million, RMB63.71 million and RMB266.37 million (US$42.93 million) for the years ended December 31, 2012, 2013 and 2014, respectively.

Subsidiaries – Others

Other subsidiaries apart from Qunar also have equity incentive plans granting share-based awards. Total share-based compensation expenses recognized and unrecognized were insignificant, both individually and in aggregate, for all years presented.

The following table summarizes the total compensation cost recognized by the Group:

	For the years ended December 31,
	2012	2013	2014	2014
	RMB	RMB	RMB	US$
	(In thousands)
Expensed as cost of revenues	10,105	23,976	34,611	5,578
Expensed as selling, general and administrative	54,512	164,704	426,052	68,667
Expensed as research and development	147,692	326,047	502,077	80,921
Capitalized as part of internal-used software	1,944	229	—	—